Exhibit 99.1


                    SEVERANCE AGREEMENT AND RELEASE

This Severance Agreement and Release ("Agreement") is between CNF Inc. ("Company") and Eberhard G. H. Schmoller ("Executive"). The parties agree that the effective date of this Agreement ("Effective Date") shall be as provided in Section 7, below.

WHEREAS Executive informed Company during the early part of 2004 that he was planning to retire;

WHEREAS Company requested that Executive delay his retirement to a date agreeable to Company to assist Company in achieving certain objectives, with a general understanding that upon completion of Company's assignments, Company would negotiate with Executive to reach agreement on an acceptable severance arrangement;

WHEREAS Executive delayed his retirement at Company's request and performed to Company's full satisfaction;

WHEREAS, following Executive's performance to Company's full satisfaction, Company and Executive engaged in negotiations and concluded an agreement for severance benefits to be provided by Company in consideration of Executive's performance and delayed retirement; and

WHEREAS Executive has now decided to retire before the end of 2004;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.   Compensation to Executive.  Company shall provide to Executive:

     a. A special severance payment in the total gross amount of Eight Hundred Fifty Thousand dollars ($850,000), less withholdings required by law, payable in a lump sum through Company's payroll system, through direct deposit to Executive's designated bank account, on or before December 27, 2004;

     b. Transfer of title of the automobile provided by Company for Executive's use, as soon as practicable following the Effective Date; provided, however, that Executive shall be responsible for all licensing, registration and other such fees and costs associated with such transfer, as well as any income tax attributable to Executive as a result of the transfer of such title; and

     c. COBRA notice within the time required by law following Executive's last day on Company's payroll.

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     The parties agree that, except as expressly provided herein, nothing  in this Agreement shall be construed to limit, diminish, enlarge, or otherwise modify any rights Executive has under Company's vacation/PTO policies as well as Company's retirement plans, supplemental excess retirement plan, health plan, life insurance plans, long term care insurance plan, existing compensation plans, or discontinued plans in which Executive was a participant, but as to which Executive retains rights, including Company's: Value Management Plan for the three-year cycles ending December 31, 2004, December 31, 2005, and December 31, 2006; Deferred Compensation Plan for the years 1993 through 2004, inclusive; Stock Appreciation Rights Plan; Long Term Incentive Plan of 1988; and 1997 Equity and Incentive Plan, and equity grants thereunder.

2.   Commitments by Executive.  Executive agrees that:

     a. He will not at any time, without the prior written consent of Company, either directly or indirectly use, divulge or communicate to any person or entity, in any manner, any privileged, confidential, or proprietary information of any kind concerning any matters affecting or relating to Company's or its subsidiaries' or affiliates' business, except if the disclosure (i) is required by law or (ii) disclosure involves information which had been lawfully revealed to Executive by a third party having no attorney-client or other confidentiality obligation to Company. This prohibition against disclosure includes, but is not limited to, Company's, and its affiliates' legal matters, technical data, systems and programs, financial and planning data, business development or strategic plans or data, marketing strategies, software development, product development, pricing, customer information, trade secrets, personnel information, and other privileged or confidential business information. Executive agrees to take every reasonable step to protect such privileged, confidential, or proprietary information from being disclosed to third parties. If Executive is required, or believes he may be required to disclose such privileged, confidential, or proprietary information pursuant to subpoena or other legal process, he will give Company prompt notice so that Company may object or take steps to prevent such disclosure; and


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     b.   He will, for so long as Company may require,  fully  cooperate with
          Company in handling its legal and other matters in which he was involved or about which he has knowledge, such as answering inquiries from Company or its counsel, testifying in depositions and trials, and engaging in other efforts on behalf of Company and
          its  subsidiaries and affiliated companies.   Executive  will  make
          himself available upon reasonable notice at reasonable times and places in order to prepare for giving testimony, and to testify at deposition, trial or other legal proceedings, without Company
          having to serve him with  a  subpoena.   Executive expressly agrees
          that he will not be entitled to compensation, of any type or in any amount, for any of his time expended in such proceedings; provided, however, that Company agrees to reimburse Executive for reasonable out-of-pocket costs and expenses he incurs as a result of his obligation to cooperate with Company as provided herein.
3. Release. In consideration of the foregoing benefits, and for other valuable consideration, Executive and his representatives, heirs, successors, and assigns do hereby completely release and forever discharge Company and any present or past subsidiaries and affiliates, and its and their present and former shareholders, officers, directors, agents, employees, attorneys, insurers, successors, and assigns (collectively, "Released Parties") from all claims, rights, demands, actions, obligations, liabilities, and causes of action of every kind and character, known or unknown, mature or unmatured, which Executive may now have or has ever had, whether based on tort, contract (express or implied), or any federal, state, or local law, statute, public policy, or regulation (collectively, "Released Claims"). By way of example and not in limitation of the foregoing, Released Claims shall include any claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act and any and all similar claims arising under any statute, law or regulation of the State of California, any claims for benefits or payments under his executive Severance Agreement with CNF Inc., or any prior such agreement, as well as any claims asserting breach of contract, breach of the covenant of good faith and fair dealing, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, defamation, invasion of privacy, claims of retaliation, wrongful discharge, or wrongful termination, and claims related to disability. Executive likewise releases the Released Parties from any and all obligations for attorneys' fees incurred in regard to the above claims, or otherwise. Notwithstanding the foregoing, Released Claims shall not include (i) any claims based on obligations created by or reaffirmed in this Agreement; (ii) any obligation Company may have for any compensation earned by and due Executive for work performed on or prior to the Effective Date; and (iii) any claims for indemnification under Company's Certificate of Incorporation or By-laws attributable to his serving as an executive officer of Company on or prior to the Effective Date, including without limitation claims against Company or its insurers for attorney's fees.


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4.   Waiver  of Unknown  Claims.   The  parties  understand  and  agree  that
     Released Claims include not only claims presently known to Executive, but also include all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities, and causes of action of every kind and character that would otherwise come within the scope of Released Claims as described in Section 3, above. Executive understands that he may hereafter discover facts different from what he now believes to be true, which if known, could have materially affected this Agreement, but he nevertheless waives any claims or rights based on different or additional facts. Therefore, Executive waives any and all rights or benefits which he may now have, or in the future may have, under the terms of Section 1542 of the California Civil Code which provides as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

5. Covenant Not to Sue. Executive shall not sue or initiate against any Released Party any compliance review, action, or proceeding, or participate in the same, individually or as a member of a class, under any contract (express or implied), or any federal, state, or local law, statute, or regulation pertaining in any manner to Released Claims.

6. Nonadmission. The parties understand that this is a compromise settlement of disputed claims and that the furnishing of the consideration for this Agreement shall not be deemed or construed at any time or for any purpose as an admission of liability by Company. The liability for any and all claims is expressly denied by Company.

7. Age Discrimination Claims. Executive understands and agrees that, by entering into this Agreement, (i) he is waiving any rights or claims he might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act (29 U.S.C. * 621 et. seq.);
     (ii) he has received consideration beyond that to which he was previously entitled; (iii) he has been advised to consult with an attorney before signing this Agreement; and (iv) he has been offered the opportunity to evaluate the terms of this Agreement for not less than twenty-one (21) days prior to his execution of the Agreement. Executive may revoke this Agreement (by written notice to Company) for a period of seven (7) days after his execution of the Agreement, and it shall become enforceable only upon the expiration of this revocation period without prior revocation by Executive. The Effective Date of this Agreement shall be the first calendar day after the expiration of the revocation period, unless revoked in writing by Executive prior to that date.


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8.   Integration.   The  parties  understand  and  agree  that this Agreement
     recites  the sole consideration to be provided by Company  to  Executive
     and  Executive's   commitments  and  obligations  to  Company;  that  no
     representation or promise has been made to Executive by Company, by any of its subsidiaries or affiliates, by the Board of Directors of Company
     or  any  committee  or  member   of  the  Board,  or  by  any  agent  or
     representative acting on its or their behalf, except as expressly set forth in this Agreement; and that all agreements and understandings between the parties concerning compensation, fees and benefits to be provided to Executive are embodied and expressed in this Agreement. This Agreement shall supersede all prior or contemporaneous agreements and understandings among Executive and Company, whether written or oral, express or implied, with respect to employment, compensation, fees or benefits of any kind or type to be provided to Executive, except to the extent that the provisions of any such agreement or plans have been expressly referred to in this Agreement as having continued effect.

9. Assignment; Successors and Assigns. Executive agrees that he will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement. Any such purported assignment, transfer, or delegation shall be null and void. Executive represents that he has not previously assigned or transferred any rights or obligations under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, attorneys, and permitted assigns. This Agreement shall not benefit any other person or entity except as specifically enumerated in this Agreement.

10. Severability. If any provision of this Agreement, or its application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, such provision shall be enforced to the greatest extent permitted by law, and the remainder of this Agreement and such provision as applied to other persons, places, and circumstances shall remain in full force and effect.

11.  Governing  Law.   This  Agreement shall be governed by and construed  in
     accordance with the laws of the State of California.

12. Interpretation. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not in limitation, this Agreement shall not be construed in favor of the party receiving a benefit nor against the party responsible for any particular language in this Agreement. Captions are used for reference purposes only and should be ignored in the interpretation of the Agreement.

13. Attorneys Fees and Costs. The parties agree that in the event of a breach of this Agreement or any provision thereof, the party who is found not to be in breach shall be entitled to recover costs and reasonable attorneys fees.


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14.  Arbitration  of Disputes/Venue.  In the event of any controversy arising from or concerning  the interpretation or application of this Agreement,
     including  the  arbitrability   of   such   controversy,   whether  such
     controversy is grounded in common or statutory law, the parties agree that such controversy shall be resolved exclusively through binding
     arbitration   in  San Francisco,  California  before  a  single  neutral arbitrator selected jointly by the parties.  The parties agree that this
     Section 14  establishes   a   post-dispute   arbitration  agreement  and
     stipulate, with the advice of counsel or the opportunity to obtain such advice, that the same is not an adhesive or unconscionable contract. The parties to the arbitration shall have all rights, remedies, and defenses available to them in a civil action for the issues in controversy. The parties shall be jointly responsible for the fees and
     expenses  of  the  arbitrator.   If, for any legal reason, a controversy
     arising from or concerning the interpretation or application of this Agreement cannot be arbitrated as provided above, the parties agree that any civil action shall be brought in the United States District Court for the Northern District of California, San Jose Division, or, only if there is no basis for federal jurisdiction, in the Superior Court of the State of California in and for the County of Santa Clara. The parties further agree that any such civil action shall be tried to the court, sitting without a jury. The parties knowingly and voluntarily waive trial by jury.

15. Representation by Counsel. The parties acknowledge that (i) they have had the opportunity to consult counsel in regard to this Agreement, (ii) they have read and understand the Agreement and they are fully aware of its legal effect; and (iii) they are entering into this Agreement freely and voluntarily, and based on each party's own judgment and not on any representations or promises made by the other party, other than those contained in this Agreement.

The parties have duly executed this Agreement as of the dates set forth below.



  /s/ Eberhard G. H. Schmoller
______________________________           Dated: December 14, 2004
      Eberhard G. H. Schmoller


CNF Inc.


    /s/ W. Keith Kennedy, Jr.
By:____________________________          Dated: December 14, 2004
        W Keith Kennedy, Jr.
        Chief Executive Officer

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